Exhibit 10.87

SYSTRAN Financial Services Corporation
a subsidiary of Textron Financial Corporation

COLLATERALIZED GUARANTY AGREEMENT

This Guaranty Agreement (“Guaranty”) is made by AHHC Acquisition Corporation, Arizona Home Health Care/Private Duty, Inc., Baker Anderson Christie, Inc., BAC Acquisition Corporation, Care Pros Staffing, Inc., CPS Acquisition Corp., CRDE Corp., GHS Acquisition Corporation, HIP Acquisition Corporation, HIP Holding Inc., iVOW Acquisition Corporation, NAS Acquisition Corporation, New Age Staffing, Inc., NNI Acquisition Corporation, Nurses Network, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., and PSR Nurses Holdings Corp., the undersigned guarantors (individually and collectively “Guarantor”), whose address is set forth on the last page hereof.

Crdentia Corp., Health Industry Professionals, L.L.C., Mint Medical Staffing Odessa, LP, Prime Staff LP, and Staff Search Acquisition Corp. dba Staff Search (individually and collectively “Customer”), who each have an address of 5001 Lyndon B. Johnson Freeway, Suite 850, Dallas, TX 75244, have applied to Systran Financial Services Corporation, a subsidiary of Textron Financial Corporation (“SYSTRAN”) for factoring services, and as a condition of providing such services to Customer, SYSTRAN has required Guarantor to provide a Guaranty on the terms and conditions hereinafter set forth.

Guarantor acknowledges and understands that this Guaranty is made for the purpose of providing additional security to SYSTRAN to provide factoring services to Customer.

Therefore, in consideration of providing such services to Customer, Guarantor unconditionally covenants, warrants and agrees with SYSTRAN as follows:

1.  The assumption by Guarantor of the obligations described herein will result in a direct financial benefit both to Guarantor and to Customer.

2.  Guarantor unconditionally and irrevocably guarantees to SYSTRAN (except as hereinafter expressly provided as to revocability), without offset or deduction, the prompt payment and/or performance of all indebtedness, obligations and liabilities of Customer at any time owing to SYSTRAN, whether direct or indirect, matured or unmatured, primary or secondary or certain or contingent (individually, a “Guaranteed Obligation” and, collectively, the “Guaranteed Obligations”).   The obligation of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect until all other Guaranteed Obligations have been discharged and satisfied in full and SYSTRAN has expressly acknowledged the same.

The obligations of Guarantor hereunder shall not be affected by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets of Customer or by Customer’s insolvency, receivership, bankruptcy, assignment for the benefit of creditors, or similar proceedings affecting Customer or any other Guarantor of Customer’s obligations to SYSTRAN.  The obligations of Guarantor shall remain in full force and effect without regard to any extension or modification of terms between SYSTRAN and Customer.

Guarantor further unconditionally guarantees and agrees to pay SYSTRAN any and all payments or transfers made by Customer to SYSTRAN under the Factoring Agreement and/or the Deposit and Security Agreements contained therein, which payments and/or transfers are avoided as preferential transfers, fraudulent transfers or otherwise in a bankruptcy or other proceeding involving Customer, whether or not Customer’s Factoring Agreement has been terminated, renounced or surrendered, or Customer has been discharged from its obligations thereunder.

3.  No set off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which Customer may have against SYSTRAN shall be available to Guarantor hereunder, and Guarantor hereby expressly waives the same as to SYSTRAN.

4.  Guarantor waives notice of any kind to Guarantor personally and agrees that any notice given to Customer shall also be deemed adequate notice to Guarantor.

5.  This Guaranty shall be deemed to be a contract under the laws of the State of Oregon and for all purposes shall be governed by and construed in accordance with the laws of that state.  Guarantor irrevocably agrees that any legal action or proceeding brought by or against Guarantor with respect to the Agreement shall be brought in the courts of the State of Oregon or in the U.S. District Court for the District of Oregon.  Guarantor consents to the jurisdiction of such courts and that the venue for any such action shall be the County of Multnomah.  This provision shall not limit the right of SYSTRAN to bring such actions or proceedings against Guarantor in the court of such other states or jurisdictions where Guarantor may be subject to jurisdiction.

6.  If SYSTRAN retains the services of an attorney to enforce this Guaranty, Guarantor agrees to pay attorney’s fees and other costs and expenses incurred by SYSTRAN even though no suit or action is filed.  If a suit or action is filed, the prevailing party shall be entitled to recover, in addition to costs and expenses, such award of attorney’s fees as the trial or appellate court deems reasonable.

7.  Upon the occurrence of a default by Customer with respect to any of its obligations to SYSTRAN under the Factoring Agreement, SYSTRAN shall then have the immediate right to proceed first and directly against Guarantor under this Guaranty without proceeding against Customer or exhausting any other remedies which it may have against Customer’s obligations to SYSTRAN.

Guarantor hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Customer that arise hereunder as a result of sums paid to SYSTRAN pursuant to this Guaranty including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of SYSTRAN against Customer or any security which SYSTRAN now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

8.  No remedy herein conferred upon SYSTRAN is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty, now or hereafter existing at law or in equity.  No delay or omission by SYSTRAN to exercise any right accruing upon any default or failure of performance by Customer to SYSTRAN shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed to be expedient by SYSTRAN.

9.  SECURITY INTEREST IN ACCOUNTS AND OTHER COLLATERAL.  As security for Guarantor’s performance of its obligation arising under this Guaranty, SYSTRAN shall have and is hereby granted a first-priority security interest in all  present and future Bill(s) and Special Purchase Bill(s) of Guarantor, together with all guaranties, security, books and records, accounts, correspondence, and documents with respect to such Bills; and, in addition, all now existing or hereafter acquired accounts, inventory, goods, equipment, deposit accounts, chattel paper, contract rights, real estate, fixtures, general intangibles, choses of action, insurance contracts, instruments, and documents, and the proceeds of the foregoing, including accessions, products and proceeds of the same, including but not limited to insurance proceeds (the “Collateral”).

10.  FINANCING STATEMENT.  Guarantor shall not execute or file any financing statement, supplements or amendments thereto, or any other instrument or security agreement covering the collateral described above in favor of anyone other than SYSTRAN.  Guarantor shall execute and deliver to

SYSTRAN any financing statements, title documents, supplements or amendments thereto and any other instruments which SYSTRAN from time to time may reasonably require to perfect, preserve, protect or enforce the security interest of SYSTRAN hereunder or the priority of such security interest.

11.  DEFAULT.  Any breach of this Guaranty, including failure to pay any obligation guaranteed, will constitute a default under this paragraph and shall entitle SYSTRAN to pursue all remedies provided to it as a secured party under Article 9 of the Uniform Commercial Code, together with any and all other remedies which may be available to it under this Guaranty.

12.  JURY TRIAL WAIVER. In recognition of the higher costs and delay which may result from a jury trial, the parties waive any right to trial by jury of any claim, demand, action or cause of action (A) arising hereunder, or (B) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect hereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party further waives any right to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

13.  CREDIT INFORMATION. By signing this guaranty, Guarantor authorizes SYSTRAN, or any of it’s affiliates, to obtain credit bureau reports, and make other credit inquiries that SYSTRAN determines are necessary.  On Guarantor’s written request, SYSTRAN will inform Guarantor whether it has requested a consumer credit report and the name and address of any consumer credit reporting agency that published a report.  Guarantor acknowledges that without further notice SYSTRAN may use or request additional credit bureau reports to update our information so long as Guarantor obligations to SYSTRAN are outstanding.

14.  MISCELLANEOUS PROVISIONS.  This Agreement shall be deemed to be a contract under the laws of the State of Oregon and for all purposes shall be governed by and construed in accordance with the laws of that state.  Guarantor irrevocably agrees that any legal action or proceeding brought by or against Guarantor with respect to the Agreement shall be brought in the courts of the State of Oregon or in the U.S. District Court for the District of Oregon.  Guarantor consents to the jurisdiction of such courts and that the venue for any such action shall be the County of Multnomah.  This provision shall not limit the right of SYSTRAN to bring such actions or proceedings against Guarantor in the court of such other states or jurisdictions where Guarantor may be subject to jurisdiction.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty or has caused this Guaranty to be executed on its behalf by an officer or other person thereunto duly authorized on the 8th day of February, 2007.

[SIGNATURE PAGES TO FOLLOW]

WITNESS (ES)		CORPORATE OR PARTNERSHIP
GUARANTOR:

AHHC Acquisition Corporation

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

Arizona Home Health Care/Private Duty, Inc.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

BAC Acquisition Corporation

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

Baker Anderson Christie, Inc.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

WITNESS (ES)		CORPORATE OR PARTNERSHIP
GUARANTOR:

Care Pros Staffing, Inc.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

CPS Acquisition Corp.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

CRDE Corp.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

GHS Acquisition Corporation

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	Chief Financial Officer
Home Address:		Address:

Home Telephone:		Telephone:

WITNESS (ES)		CORPORATE OR PARTNERSHIP
GUARANTOR:

HIP Acquisition Corporation

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

HIP Holding Inc.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

iVOW Acquisition Corporation

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

NAS Acquisition Corporation

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

WITNESS (ES)		CORPORATE OR PARTNERSHIP
GUARANTOR:

New Age Staffing, Inc.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

NNI Acquisition Corporation

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

Nurses Network, Inc.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

PSR Nurses Holdings Corp.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

WITNESS (ES)		CORPORATE OR PARTNERSHIP
GUARANTOR:

PSR Nurse Recruiting, Inc.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

PSR Nurses, Ltd.

By:	/s/ Shirley Prichard	By:	/s/ James J. TerBeest
Print Name:	Shirley Prichard	Print Name:	James J. TerBeest
Print Title:		Print Title:	CFO
Home Address:		Address:

Home Telephone:		Telephone:

Address for Notices to Systran:
Systran Financial Services Corporation
Attn: Credit Manager
4949 SW Meadows Road, Suite 500
Lake Oswego, Oregon 97035
P.O. Box 3289
Portland, OR 97208